UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 23, 1999

DIGITAL VIDEO SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Commission file number 0-28472

             DELAWARE                                                                                       77-0333728
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)                       (I.R.S. EMPLOYER IDENTIFICATION NO.)

280 HOPE STREET
MOUNTAIN VIEW, CA 94041
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE INCLUDING ZIP CODE)

(650) 625-8200
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

     This Amendment No. 1 to Form 8-K amends and supplements the current report on Form 8-K filed with the Securities and Exchange Commission on July 1, 1999. The registrant reasserts the adequacy of such Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

          16. Letter from Ernst & Young, LLP to the Securities and Exchange Commission in response to the current report on Form 8-K filed on July 1, 1999.

SIGNATURES

Pursuant to the requirement of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.

(Registrant)

By:	/s/ Ma Li Kuo

Ma Li Kuo
Chief Executive Officer

August 18, 1999

EXHIBIT INDEX

     The exhibits listed below are filed as part of this Current Report.

    Exhibit No                 Description of Exhibit

     99.1            Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 15, 1999